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EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Intergraph Corporation (the "Company") on Form 10-Q/A for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry J. Laster, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      By:    /s/ Larry J. Laster
                                             -----------------------------------
                                      Name:  Larry J. Laster
                                      Title: Executive Vice President and
                                             Chief Financial Officer
                                      Date:  November 8, 2004

[A signed original of this written statement required by Section 906 has been provided to Intergraph Corporation and will be retained by Intergraph Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]